UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2023

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way,	Parsippany,	New Jersey	07054
(Address of principal executive offices)			(Zip Code)

(973) 822-7000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 18, 2023, the shareholders of Zoetis Inc. (the “Company”) voted at the virtual 2023 Annual Meeting of Shareholders online via webcast (the “Annual Meeting”) to approve an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) to create a right to call a special meeting (the “Special Meeting Amendment”). The Special Meeting Amendment became effective upon the filing of a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware on May 18, 2023.
In addition, in connection with the shareholder approval of the Special Meeting Amendment and effective upon the filing of the Restated Certificate on May 18, 2023, the Board made certain amendments to the Company’s Amended and Restated By-laws (the “By-laws”) to provide appropriate procedures for and limitations on the calling of special meetings of shareholders, in particular, among other things:
•To define “ownership” in accordance with the definition of “ownership” set forth in the Company’s “proxy access” By-law provisions, which reflects a "net long" construct;
•To specify the procedures for shareholders of record to demand that the Board fix a record date to determine the shareholders of record who are entitled to deliver a written request to call a special meeting;
•To specify the information required to be set forth in a written request to call a special meeting; and
•To specify that the Secretary shall not accept, and shall consider ineffective, a shareholder’s written request to call a special meeting (i) that does not comply with the applicable provisions of our Certificate or By-laws, (ii) that relates to an item of business that is not a proper subject for shareholder action, (iii) that was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law, (iv) if the first date on which a valid written request has been received by the Secretary from holders of the required shares occurs during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (v) if such written request is delivered during the period commencing on the 60th day after the earliest date of signature on a written request to call a special meeting that has been delivered to the Secretary relating to an identical or substantially similar item other than the election or removal of directors (a “Similar Item”) and ending on the first anniversary of such earliest date, (vi) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held on or before the 90th day after the Secretary receives such written request, or (vii) if a Similar Item has been presented at any meeting of shareholders held within 180 days prior to receipt by the Secretary of such written request.
The foregoing description is qualified in its entirety by reference to the full text of the Restated Certificate and By-laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report on Form 8-K, on May 18, 2023, the Company held the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”). There were 421,474,558 shares of common stock present at the Annual Meeting in person or by proxy, which represented 91.11% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 24, 2023 (the “Record Date”).

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect eight directors, all of whom are currently serving on the Company’s Board of Directors, each to serve for a one-year term until the 2024 Annual Meeting of Shareholders or until each director’s successor has been elected and qualified, or until each director’s earlier death, resignation or removal.
2. A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
4. To approve the Special Meeting Amendment to the Company’s Certificate.
5. To approve a shareholder proposal regarding the ability to call a special meeting.
The voting results for each of these proposals are detailed below.
1. Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul M. Bisaro	399,479,768	2,194,218	589,710	19,210,862
Vanessa Broadhurst	399,983,011	1,695,135	585,550	19,210,862
Frank A. D'Amelio	395,262,777	6,414,376	586,543	19,210,862
Michael B. McCallister	396,514,966	5,158,223	590,507	19,210,862
Gregory Norden	393,189,331	8,481,913	592,452	19,210,862
Louise M. Parent	399,511,422	2,151,575	600,699	19,210,862
Kristin C. Peck	399,868,376	1,816,413	578,907	19,210,862
Robert W. Scully	394,109,400	7,534,663	619,633	19,210,862
Each of the eight nominees for director was elected to serve for a one-year term until the 2024 Annual Meeting of Shareholders or until each director’s successor has been elected and qualified, or until each director’s earlier death, resignation or removal.
2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
374,449,899	27,107,764	706,033	19,210,862
The shareholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.
3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
417,247,352	3,666,826	560,380	—
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
4. Special Meeting Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
364,281,794	2,096,281	35,885,621	19,210,862
The shareholders approved the Special Meeting Amendment.
5. Shareholder Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,292,383	189,897,044	3,074,269	19,210,862
The shareholders approved the shareholder proposal regarding the ability to call a special meeting.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Zoetis Inc.
3.2	Amended and Restated By-laws of Zoetis Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

Dated: May 19, 2023	By:	/s/ Heidi C. Chen
Heidi C. Chen
Executive Vice President,
General Counsel and Corporate Secretary